EXHIBIT 10.6










































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                          AMENDMENT OF PROMISSORY NOTE

US $500,000                                                     August 25, 2000
New Maturity Date:  November 25, 2000                        Ramsey, New Jersey
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This is a 3 month  extension and amendment of Promissory Note dated May 25, 2000 from tech Electro Industries, Inc. ("Maker") to Caspic International, Ltd. ("Holder"), with the promise to pay to the order of the Holder or its assigns, the principal sum of five hundred thousand United States dollars ("US$500,000"), with interest thereon from May 25, 2000, at the rate of twelve percent (12%) per annum until fully paid on August 25, 2000. Such Note including its principal and interest is now extended and amended as follows:

Tech  Electro  Industries,   Inc.  Promises  to  pay  to  the  order  of  Caspic
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International  Ltd. At Ramsey,  New Jersey or at such place as may be designated
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in writing by Holder or its assigns,  the principal  sum of five hundred  United
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States dollars  (US$500,000),  with interest  thereon from the date, until fully
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paid, at the rate of twelve percent (12%) per annum. Such principal and interest
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shall be payable as follows:  The principal sum of US$5000,000  shall be due and
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payable on November 25, 2000.  Interest shall continue to be paid monthly,  each
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25th of the month until the principal is paid in full. If not so paid and at the
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option of the Holder, or its assigns,  all principal and interest,  shall become
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immediately due and payable.
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This Note is secured by a pledge of the  shares of  capital  stock of  Alphablet
Hospitality Systems Inc. As set forth in that certain Pledge Agreement of the parties executed simultaneous herewith.

This Note may be prepaid anytime from time to time, in whole or in part without penalty, premium or permission.

In the event that the Maker defaults in any of its obligations hereunder or under the Pledge Agreement, Holder shall be entitled to recover its costs of collection of all amounts due hereunder, including reasonable attorney fees.

TECH ELECTRO INDUSTRIES, INC.


By: /s/ Ian Edmonds                                     By: /s/ Mimi Tan
   ---------------------                           -------------------------
     Ian Edmonds                                     Mimi Tan
     Vice President                                  Secretary of Corporation







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                                  Exhibit 23.1